UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2023
Latch, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39688	85-3087759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

508 West 26th Street, Suite 6G, New York, NY	10001
(Address of principal executive offices)	(Zip Code)
(917) 338-3915
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LTCH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50 per share	LTCHW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
As previously disclosed, on June 3, 2021, Latch, Inc. (the “Company”), then operating under the name TS Innovation Acquisitions Corp., held a special meeting of stockholders to approve certain matters relating to its proposed business combination with Latch Systems, Inc., then operating under the name Latch, Inc., and Lionet Merger Sub Inc., including the amendment and restatement of the Company’s certificate of incorporation to read in its entirety as set forth in the Amended and Restated Certificate of Incorporation (“New Certificate of Incorporation”). Among other things, the New Certificate of Incorporation increased the total number of authorized shares of the Company’s Class A common stock, par value $0.0001 per share, from 275,000,000 shares to 1,000,000,000 shares (the “Share Increase Amendment”).

On March 10, 2023, the Company filed a petition in the Delaware Court of Chancery (the “Court of Chancery”) pursuant to Section 205 of the Delaware General Corporation Law (the “Petition”). The Petition sought validation of the Share Increase Amendment, the New Certificate of Incorporation and the shares issued in reliance on the effectiveness of the Share Increase Amendment and the New Certificate of Incorporation to resolve any uncertainty with respect to those matters introduced by a recent decision of the Court of Chancery.

On March 29, 2023, the Court of Chancery held a hearing on the Company’s Petition and granted an order pursuant to Section 205 of the Delaware General Corporation Law validating and declaring effective the Share Increase Amendment, the New Certificate of Incorporation and the shares issued in reliance thereon, each as of the date and time of the original issuance of such shares. A copy of the Court of Chancery’s order is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Order Entered by the Delaware Court of Chancery on March 29, 2023.
104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Latch, Inc.

Date:	March 30, 2023	By:	/s/ Priyen Patel
		Name:	Priyen Patel
		Title:	Senior Vice President and General Counsel